UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  July 1, 2014

The Travelers Companies, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-10898	41-0518860
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

485 Lexington Avenue New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(917) 778-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The Travelers Companies, Inc. (the Company) is furnishing this Item 7.01 of this Current Report on Form 8-K to reclassify certain of its historical segment information in its Financial Supplement for the quarter ended June 30, 2014 (the Financial Supplement), as originally furnished to the Securities and Exchange Commission on July 22, 2014, to conform the presentation of such segment information to the recently announced realignment of the Company’s management team, as described below, and reflect the revised names of several businesses comprising the Business and International Insurance segment.  This reclassified historical segment information is furnished within Exhibit 99.1 to this Current Report on Form 8-K (revisions to pages 8-15 and 29).

On June 10, 2014, the Company announced a realignment of its management team, effective July 1, 2014, that gave rise to a realignment of two of its three reportable business segments, as follows:

•                  The Company’s International Insurance group, which had previously been included in the Financial, Professional & International Insurance segment, was combined with the Company’s previous Business Insurance segment to create a new Business & International Insurance segment.

•                  The Bond & Financial Products group, which comprised the remaining businesses in the Financial, Professional & International Insurance segment, now comprises the new Bond & Specialty Insurance segment.

•                  The Personal Insurance segment was not impacted by these changes.

The realignment of segments described above was made to reflect the realignment of the Company’s senior management responsibilities and the manner in which the Company’s businesses have been managed starting July 1, 2014, and the aggregation of products and services based on the type of customer, how the business is marketed and the manner in which risks are underwritten.

In connection with these changes, the Company has realigned and revised the names of several businesses that comprise the Business and International Insurance segment.

The reclassification of historical segment information has no effect on the Company’s previously reported consolidated results of operations, financial condition, cash flows or the quantitative value of the ratios presented; however, as indicated above, the reclassifications impacted the presentation of certain historical segment data.  All other information in the Financial Supplement remains unchanged and has not been otherwise updated for events occurring after the date of such supplement.

As provided in General Instruction B.2 of Form 8-K, the information furnished in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 pertaining to the Financial Supplement shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

The Company is filing this Item 8.01 of this Current Report on Form 8-K to reclassify certain of its historical segment information contained in the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2014 (the Quarterly Report), as filed with the Securities and Exchange Commission on July 22, 2014, to conform the presentation of such segment information to the recently announced realignment of the Company’s management team, as described above, and reflect the revised names of several businesses comprising the Business and International Insurance segment.  This reclassified historical segment information is filed within Exhibit 99.2 to Item 8.01 of this Current Report on Form 8-K.

The reclassification of historical segment information has no effect on the Company’s previously reported consolidated results of operations, financial condition or cash flows or the quantitative value of the ratios presented; however, as indicated above, the reclassifications impacted the presentation of certain historical segment data.  All other information in the Quarterly Report remains unchanged and has not been otherwise updated for events occurring after the date of such report.

Concurrent with the filing of this Current Report on Form 8-K, the Company has filed a separate Item 8.01 Current Report on Form 8-K to (1) reclassify certain of its historical segment information contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission on February 13, 2014 (the Annual Report), to conform the presentation of such segment information to the recently announced realignment of the Company’s management team and reflect the revised names of several businesses comprising the Business and International Insurance segment; and (2) update certain selected insurance terms contained in the Glossary of Selected Insurance Terms in the Annual Report.

Item 9.01(d)  Exhibits.

Exhibit No.	Description
99.1

Items from The Travelers Companies, Inc. Financial Supplement for the quarter ended June 30, 2014, as furnished under cover of Form 8-K with the Securities and Exchange Commission on July 22, 2014, revised to reclassify certain of its historical segment information to conform the presentation of such segment information to the recently announced realignment of the Company’s management team and reflect the revised names of several businesses comprising the Business and International Insurance segment (revisions to pages 8-15 and 29).

99.2

Items from The Travelers Companies, Inc. Quarterly Report on Form 10-Q for the period ended June 30, 2014, as filed with the Securities and Exchange Commission on July 22, 2014, revised to reclassify certain of its historical segment information to conform the presentation of such segment information to the recently announced realignment of the Company’s management team and reflect the revised names of several businesses comprising the Business and International Insurance segment: Part I, “Item 1. Financial Statements” and Part I, “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Due to its forward-looking rather than historical nature, the Company has not provided reclassified segment information with respect to the section entitled “Outlook” in the MD&A and has omitted this section from Exhibit 99.2 of this Form 8-K.

101.1

The following financial information from The Travelers Companies, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, as filed with the Securities and Exchange Commission on July 22, 2014, formatted in XBRL and revised to reflect reclassified segment information: (i) Consolidated Statement of Income for the three months and six months ended June 30, 2014 and 2013; (ii) Consolidated Statement of Comprehensive Income for the three months and six months ended June 30, 2014 and 2013; (iii) Consolidated Balance Sheet at June 30, 2014 and December 31, 2013; (iv) Consolidated Statement of Changes in Shareholders’ Equity for the six months ended June 30, 2014 and 2013; (v) Consolidated Statement of Cash Flows for the six months ended June 30, 2014 and 2013; and (vi) Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The Travelers Companies, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE TRAVELERS COMPANIES, INC.

Date: September 10, 2014	By	/S/ MATTHEW S. FURMAN
Name: Matthew S. Furman
Title: Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description
99.1

Items from The Travelers Companies, Inc. Financial Supplement for the quarter ended June 30, 2014, as furnished under cover of Form 8-K with the Securities and Exchange Commission on July 22, 2014, revised to reclassify certain of its historical segment information to conform the presentation of such segment information to the recently announced realignment of the Company’s management team and reflect the revised names of several businesses comprising the Business and International Insurance segment (revisions to pages 8-15 and 29).

99.2

Items from The Travelers Companies, Inc. Quarterly Report on Form 10-Q for the period ended June 30, 2014, as filed with the Securities and Exchange Commission on July 22, 2014, revised to reclassify certain of its historical segment information to conform the presentation of such segment information to the recently announced realignment of the Company’s management team and reflect the revised names of several businesses comprising the Business and International Insurance segment: Part I, “Item 1. Financial Statements” and Part I, “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Due to its forward-looking rather than historical nature, the Company has not provided reclassified segment information with respect to the section entitled “Outlook” in the MD&A and has omitted this section from Exhibit 99.2 of this Form 8-K.

101.1

The following financial information from The Travelers Companies, Inc.’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, as filed with the Securities and Exchange Commission on July 22, 2014, formatted in XBRL and revised to reflect reclassified segment information: (i) Consolidated Statement of Income for the three months and six months ended June 30, 2014 and 2013; (ii) Consolidated Statement of Comprehensive Income for the three months and six months ended June 30, 2014 and 2013; (iii) Consolidated Balance Sheet at June 30, 2014 and December 31, 2013; (iv) Consolidated Statement of Changes in Shareholders’ Equity for the six months ended June 30, 2014 and 2013; (v) Consolidated Statement of Cash Flows for the six months ended June 30, 2014 and 2013; and (vi) Notes to Consolidated Financial Statements.